CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Aetna Variable Portfolios, Inc.:


We consent to the use of our reports dated February 14, 1997 included herein by references in the registration statement (No. 333-05173) on Form N-1A and to reference to our firm under "Independent Auditors" in the Statement of Additional Information.

                                      /s/ KPMG Peat Marwick LLP

                                      KPMG Peat Marwick LLP

Hartford, Connecticut
September 26, 1997